EXHIBIT 99.2


                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                     ARMANINO FOODS OF DISTINCTION, INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350


     I certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Armanino Foods of Distinction, Inc. for the period ending March 31, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Armanino Foods of Distinction, Inc.





/s/ Edmond J. Pera
Edmond J. Pera
Chief Financial Officer
April 30, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Armanino Foods of Distinction, Inc. and will be retained by Armanino Foods of Distinction, Inc. and furnished to the Securities and Exchange Commission upon request.